SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission (as permitted by Rule 14A-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

PEOPLEPC INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No	fee required

☐ Fee	computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee	paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PEOPLEPC INC.
100 Pine Street, Suite 1100
San Francisco, California 94111
(415) 732-4400

April 30, 2002

Dear Stockholders:

We cordially invite you to attend the Annual Meeting of Stockholders of PeoplePC Inc. that will be held on May 31, 2002 at 11:00 a.m., local time, at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California. At this annual meeting you will be asked to elect directors, to approve an amendment to the 2000 Stock Plan and to ratify the appointment of our independent accountants.

The formal notice of the annual meeting and the proxy statement are attached to this invitation.

Your vote is important and we appreciate your continued support. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

We look forward to seeing you at the meeting.

Sincerely yours,

/s/ NICK GROUF
Nick Grouf Chairman and Chief Executive Officer

PEOPLEPC INC.
100 PINE STREET, SUITE 1100
SAN FRANCISCO, CALIFORNIA 94111
(415) 732-4400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 31, 2002

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) of PeoplePC Inc., a Delaware corporation, will be held on May 31, 2002 at 11:00 a.m., local time, at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California for the following purposes:

1.    To elect two Class II directors to serve for a three year term or until their successors are duly elected and qualified.

2.    To approve an amendment to our 2000 Stock Plan to increase the Internal Revenue Code Section 162(m) limits on the number of shares underlying options and stock purchase rights granted to an individual employee in any fiscal year or in connection with an individual’s initial employment from 40,000,000 shares to 50,000,000 shares.

3.    To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2002.

4.    To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

We describe the above items in more detail in the attached proxy statement accompanying this Notice. Only stockholders who owned PeoplePC stock at the close of business on April 18, 2002, the record date, are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please (1) vote by telephone by calling the toll-free number as instructed on the enclosed proxy card, (2) vote by using the Internet as instructed on the enclosed proxy card, or (3) complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS OF PEOPLEPC INC.

/s/ NICK GROUF
Nick Grouf Chairman and Chief Executive Officer
San Francisco, California
April 30, 2002

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

PEOPLEPC INC.

PROXY STATEMENT FOR
2002 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 11:00 a.m., local time, on May 31, 2002. The Annual Meeting will be held at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California. The telephone number at that location is (415) 788-1234.

Proxy materials, which include this proxy statement, the proxy and Notice of Annual Meeting of Stockholders, were first mailed on or about April 30, 2002 to all stockholders entitled to vote at the meeting.

Record Date and Stockholders Entitled to Vote

Stockholders of record at the close of business on April 18, 2002 (the “Record Date”) are entitled to notice of and to vote at the meeting. PeoplePC has one class of stock outstanding, designated common stock, $0.0001 par value. Each share of common stock outstanding on the Record Date is entitled to one vote. At the Record Date, 551,502,422 shares of our common stock were issued and outstanding.

Revocability of Proxies; Voting

Voting by attending the meeting.    A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

Voting by proxy card.    All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of PeoplePC, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent proxy card must be received by the Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary or should be sent so as to be delivered to PeoplePC Inc., 100 Pine Street, Suite 1100, San Francisco, California 94111, Attention: Secretary.

Voting by telephone or the Internet.    A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided.

Expenses of Solicitation of Proxies

PeoplePC will pay the cost of this solicitation. We may reimburse brokerage firms and other persons representing beneficial owners of our stock for their expenses in forwarding solicitation material to such beneficial owners. Our directors, officers and regular employees may also solicit proxies by telephone, letter, email, facsimile or telegram without additional compensation, although they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

Quorum; Abstentions; Broker Non-Votes

A majority of PeoplePC’s voting stock outstanding on April 18, 2002 must be present in person or by proxy in order for there to be a quorum at the Annual Meeting. Without a quorum, we cannot hold the meeting or transact business. Under the General Corporation Law of the State of Delaware, an abstaining vote and broker “non-vote” are counted as present and entitled to vote and are, therefore, included for the purposes of determining whether a quorum of shares is present at a meeting. A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. Therefore, neither abstentions nor broker “non-votes” will have any impact on the election of directors. The affirmative vote of a majority of the votes duly cast is required to amend the 2000 Stock Plan and to ratify the appointment of our independent accountants. Abstentions are deemed to be “votes cast” and will have the effect of votes in opposition of the proposal to amend the 2000 Stock Plan and to ratify the appointment of our independent accountants. However, broker “non-votes” are not deemed to be “votes cast” and therefore are not included in the tabulation of the voting results on such proposals.

A broker “non-vote” counts toward establishing a quorum, but is not included in the tabulation of any voting results and therefore does not affect the outcome of any vote. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power for that proposal and has not received instructions from the beneficial owner on how to vote.

Deadline For Receipt of Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in PeoplePC proxy materials for next year’s annual meeting.    If you want to submit a proposal to PeoplePC’s stockholders at next year’s annual meeting and you want the Board of Directors to consider including your proposal in PeoplePC’s proxy statement for that meeting, we must receive your proposal in writing at our principal executive offices no later than January 1, 2003 and your proposal must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

Requirements for stockholder proposals to be brought before an annual meeting.    In addition, our bylaws establish an advance notice procedure with regard to specified matters to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of PeoplePC not less than one hundred and twenty (120) days prior to the first anniversary of the date PeoplePC mailed its proxy materials for the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at PeoplePC’s 2003 annual meeting, such a proposal must be received by us no later than January 1, 2003. If the date of the annual meeting is more than thirty (30) days earlier or more than thirty (30) days later than the anniversary date of the preceding year’s annual meeting, notice must be received not later than the close of business on the later of one hundred and twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.

If a stockholder who has notified us of his or her intention to present a proposal does not appear or send a qualified representative to present his or her proposal at such meeting, PeoplePC need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in PeoplePC’s proxy materials, should be sent to the attention of the Secretary of PeoplePC at its principal executive offices.

PROPOSAL ONE

ELECTION OF CLASS II DIRECTORS

Directors

PeoplePC’s Board of Directors currently has seven members, divided into three classes serving staggered terms of three years. Currently, there are two directors in Class I, two directors in Class II and three directors in Class III. The Class II directors are to be elected at this year’s Annual Meeting. The Class III directors will be elected at PeoplePC’s 2003 annual meeting and the Class I directors will be elected at PeoplePC’s 2004 annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees named below, each of whom are currently directors. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. At this time, we believe that the nominees will be able to serve as directors and will not decline to do so. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of at least one of the nominees listed below, and, in such event, the specific nominee to be voted for will be determined by the proxy holders.

Nominees for Class II Directors

Two Class II directors are to be elected at the Annual Meeting for a three-year term. The Board of Directors has nominated John Sculley and Ronald D. Fisher for re-election as Class II directors. Unless otherwise instructed, the persons named in the enclosed proxy intend to vote proxies received by them for the re-election of Messrs. Sculley and Fisher. We expect Messrs. Sculley and Fisher to accept their nominations. However, if any of them is unable or declines to serve as a director at the time of the meeting, proxies will be voted for a substitute nominee or nominees designated by the present Board of Directors. Each elected director’s term of office will continue until our 2005 annual meeting or until the director’s successor has been duly elected and qualified.

Required Vote

The two nominees receiving the most affirmative votes of the shares present or represented and entitled to vote will be elected as directors. Votes withheld from any director are counted in order to determine whether there is a quorum, but do not count for or against the election of any director.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

Information Concerning the Nominees and Incumbent Directors

Below is information on the nominees for Class II directors and on those directors whose terms continue after this year’s Annual Meeting. This information is current as of March 31, 2002.

Nominees for Class II Directors for Terms Expiring in 2005

Name	Age	Position
John Sculley	62	Director
Ronald D. Fisher	54	Director

John Sculley has served as a director since May 1999. Since February 1994, Mr. Sculley has served as a partner of Sculley Brothers LLC, a venture capital firm. From November 1993 to February 1994, Mr. Sculley served as the Chief Executive Officer of Spectrum Information Technologies, Inc. From 1983 to 1993, Mr. Sculley served as the Chief Executive Officer of Apple Computer, Inc. Mr. Sculley earned a B.S. in Architecture from Brown University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Ronald D. Fisher has served as a director since October 1999. Since October 1995, Mr. Fisher has served as the Vice Chairman of SOFTBANK Holdings Inc., a technology holding company. From January 1990 to February 1996, Mr. Fisher was the Chief Executive Officer of Phoenix Technologies, Ltd., a developer and marketer of system software products for personal computers. Mr. Fisher is a director of Key3Media, Inc., Global Sports, Inc., E*Trade, SOFTBANK Inc. and InsWeb Corp. Mr. Fisher earned a Bachelor of Commerce from the University of Witwatersand in South Africa and an M.B.A. from Columbia University.

PeoplePC’s directors listed below are not up for election this year and will continue in office for the remainder of their terms or earlier in accordance with our bylaws. Information regarding the business experience of each such director is provided below.

Incumbent Class III Directors Whose Terms Expire in 2003

Name	Age	Position
Nick Grouf	33	Chairman of the Board and Chief Executive Officer
Lee Feldman	34	Director
In February 2002, the Board of Directors adopted resolutions to create an additional directorship position on the Board. Mr. Feldman was appointed the new director.
Robin D. Richards	46	Director
In April 2002, the Board of Directors adopted resolutions to create an additional directorship position on the Board. Mr. Richards was appointed the new director.

Nick Grouf, one of our co-founders, has served as our Chairman of the Board and Chief Executive Officer since our founding in March 1999. From January 1999 to March 1999, Mr. Grouf served as a Partner and Entrepreneur-in-Residence at SOFTBANK Technology Ventures, now known as Mobius Venture Capital, Inc., a venture capital firm. Prior to joining SOFTBANK Technology Ventures, Mr. Grouf co-founded and served as President and Chief Executive Officer of Firefly Network, Inc., a provider of personalization technologies for the Internet. Mr. Grouf earned a B.A. from Yale University and an M.B.A. from Harvard University.

Lee Feldman has served as a director since February 2002. Mr. Feldman has been a partner at SOFTBANK Capital Partners LP since October 2001. Prior to joining SOFTBANK Capital Partners LP, Mr. Feldman served as the Vice President of Strategy and Investments for SOFTBANK International Ventures from March 2000 to October 2001. Mr. Feldman served as Vice President of Corporate Development at Ziff-Davis from April 1998 to October 2001 and Vice President of Corporate Development at PBC, Inc. from December 1996 to April 1998. Mr. Feldman received his B.A. and J.D. from Columbia University.

Robin D. Richards has served as a director since April 2002. Mr. Richards has served as the Chief Executive Officer of Vivendi Universal Net USA, where he oversees six Internet sites, including MP3.com, GetMusic.com and Education.com, since September 2001. Prior to that, he served as a director and President of MP3.com, Inc. from January 1999 to September 2001. From October 1998 to January 1999, Mr. Richards served as Managing Director of Tickets.com, Inc., an Internet ticketing company. From March 1986 to October 1997, he was a founder, President and Chief Executive Officer of Lexi International, a tele-services company. Mr. Richards received a Bachelors of Science degree from Michigan State University.

Incumbent Class I Directors Whose Terms Expire in 2004

Name	Age	Position
Michael J. Price	44	Director
Bradley A. Feld	36	Director

Michael J. Price has served as a director since October 1999. Since November 2001, Mr. Price has served as the Vice-Chairman of Evercore Partners, an advisory and private equity firm. From July 1998 to October 2001, Mr. Price was Co-Chairman of FirstMark Communications Europe S.A., a broadband communications company in Europe. From March 1987 to March 1998, Mr. Price served first as a Vice President and then as a Managing Director of Lazard Freres & Co. L.L.C., where he founded its Global Telecommunications and Technology practice. Mr. Price is a director of Amdocs Ltd. and SpectraSite. Mr. Price earned a B.A. in economics from the Wharton School at the University of Pennsylvania and an M.B.A. from Harvard University.

Bradley A. Feld has served as a director since March 1999. Since 1997, Mr. Feld has served as managing director of Mobius Venture Capital, formerly known as SOFTBANK Technology Ventures, a venture capital firm. Prior to joining Mobius Venture Capital, Mr. Feld was the Chief Technology Officer of AmeriData. Mr. Feld has also served as a director of RainDance Communications, Inc. since January 1998 and Interliant, Inc. since December 1997. Mr. Feld earned a B.S. and an M.S. from the Sloan School of Management at the Massachusetts Institute of Technology.

Board Meetings and Committees

PeoplePC’s Board of Directors held a total of eight meetings during fiscal 2001. No current or former director attended fewer than 75% of the meetings of the Board of Directors and of the committees, if any, of which he was a member held, during fiscal 2001. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing such functions.

The Audit Committee, which currently consists of Messrs. Feld, Price and Sculley, is primarily responsible for overseeing actions taken by our independent accountants and evaluating and reviewing PeoplePC’s accounting policies and its system of internal accounting controls. The Audit Committee met four times during fiscal 2001.

The Compensation Committee, which currently consists of Messrs. Sculley and Feld, is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees and administering various incentive compensation and benefit plans. The Compensation Committee met five times during fiscal 2001.

Director Compensation

Our directors do not currently receive any cash compensation for their service as directors except for reimbursement for reasonable travel expenses in connection with attendance at board and committee meetings. Current and future directors are eligible for option grants under our incentive plans. For information regarding stock options granted to certain directors since the beginning of the last fiscal year, see “Certain Relationships and Related Transactions.”

PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE 2000 STOCK PLAN TO
INCREASE THE INTERNAL REVENUE CODE SECTION 162(m) LIMITS

Since incorporation, we have provided stock options as an incentive to our employees to promote increased stockholder value. Management believes that stock options are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase stockholder value. In addition, stock options are considered a competitive necessity in the high technology industries in which PeoplePC competes.

Reasons for Approval of the Proposed Amendment

In December 2001, in order to raise funds to enable PeoplePC to continue operations, we issued and sold a total of 4,375,000 shares of Series B Preferred Stock to certain investors (the “Private Placement”). Pursuant to the terms of the Private Placement, each share of Series B Preferred Stock converted into 100 shares of common stock immediately following stockholder approval obtained on February 19, 2002. Prior to the conversion of the Series B Preferred Stock, the total number of outstanding PeoplePC common stock was 114,002,422 shares. Subsequent to the conversion of the Series B Preferred Stock, the total number of outstanding PeoplePC common stock was 551,502,422 shares. The issuance of the common stock upon the conversion of the Series B Preferred Stock severely diluted PeoplePC’s existing stockholders that did not invest in the Private Placement.

To address the dilutive effect of the Private Placement, the Board of Directors previously determined that it would be in PeoplePC’s best interest to amend the 2000 Stock Plan to increase the Internal Revenue Code Section 162(m) limits (“Section 162(m)”) on the number of shares underlying options and stock purchase rights granted to an individual employee in any fiscal year or in connection with an individual’s initial employment from 2,000,000 shares to 40,000,000 shares. At a Special Meeting of the Stockholders held on February 19, 2002, stockholders voted in favor of the proposed amendment to increase the Section 162(m) limits to 40,000,000 shares. Upon further consideration, the Board of Directors has determined that the Section 162(m) limits should be further increased to allow the Board of Directors and the Compensation Committee of the Board of Directors to effectively attract and retain key personnel employees despite the highly dilutive Private Placement.

At the Annual Meeting, the stockholders are requested to approve an amendment to the 2000 Stock Plan to further increase the Section 162(m) limits on the number of shares underlying options and stock purchase rights granted to an individual employee in any fiscal year or in connection with an individual’s initial employment from 40,000,000 shares to 50,000,000 shares. The amendment is proposed in order to give the Board of Directors and the Compensation Committee of the Board of Directors greater flexibility to grant stock options and to provide the Board of Directors and the Compensation Committee with the resources to give adequate incentive to key employees following the highly dilutive Private Placement in December 2001. We believe that granting stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of PeoplePC. We believe that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and encouraging current employees. The Board of Directors believes that the ability to grant options will be important for the future success of PeoplePC by allowing it to accomplish these objectives.

Description of the 2000 Stock Plan

The following is a summary of the principal features of the 2000 Stock Plan, which we refer to in the following discussion as the Stock Plan. However, the following summary is qualified in its entirety by the specific language of the Stock Plan, a copy of which is available to any stockholder upon written request to PeoplePC’s Secretary.

In March 2000, the Board of Directors adopted the Stock Plan and reserved for issuance thereunder 10,500,000 shares of common stock, plus any shares returned under our 1999 Stock Option Plan (a maximum of 3,567,000 shares). In addition, the number of shares reserved for issuance under the Stock Plan increases annually on the first day of our fiscal year beginning in 2001 by an amount of shares equal to the lesser of (i) 3,875,000 shares, (ii) 4% of the outstanding shares on such date, or (iii) an amount determined by the Board of Directors. As of March 31, 2002, options to purchase 106,484,830 shares were outstanding and 35,547,068 shares were available for issuance under to Stock Plan.

General.    The purpose of the Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees, directors and consultants and to promote the success of our business. Options and stock purchase rights may be granted under the Stock Plan. Options granted under the Stock Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonstatutory stock options.

Administration.    The Stock Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors, referred to herein as the Administrator.

Eligibility; Limitations.    Nonstatutory stock options and stock purchase rights may be granted under the Stock Plan to employees, directors and consultants of PeoplePC and any parent or subsidiary of PeoplePC. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant. As of March 31, 2002, six directors and approximately 95 other employees were eligible to participate in the Stock Plan.

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers. In order to preserve our ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the Stock Plan provides that no employee, director or consultant may be granted, in any fiscal year, options and stock purchase rights to purchase more than 40,000,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual’s initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 40,000,000 shares of common stock. If our stockholders approve this proposal, these limits will be increased to 50,000,000 shares.

Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between PeoplePC and the optionee, and is subject to the following additional terms and conditions:

a)    Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

b)    Exercise of Option; Form of Consideration.    The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Stock Plan generally vest and become exercisable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Stock Plan permits payment to be made by cash, check, promissory note, other shares of PeoplePC common stock (with some restrictions), cashless exercises, a reduction in the amount of any PeoplePC liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

c)    Term of Option.    The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

d)    Termination of Employment.    If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

e)    Death or Disability.    If an optionee’s employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Stock Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

f)    Nontransferability of Options:    Options granted under the Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

g)    Other Provisions:    The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Administrator.

Stock Purchase Rights.    In the case of stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant PeoplePC a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the lesser of fair market value on the date of purchase or the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to PeoplePC. The repurchase option shall lapse at a rate determined by the Administrator.

Adjustments Upon Changes in Capitalization.    In the event that the stock of PeoplePC changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Stock Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Stock Plan, and the exercise price of any such outstanding option or stock purchase right.

In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee’s options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

In connection with any merger, consolidation, acquisition of assets or like occurrence involving PeoplePC, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the Stock Plan.    The Board of Directors may amend, alter, suspend or terminate the Stock Plan, or any part thereof, at any time and for any reason. However, we must obtain stockholder approval for any amendment to the Stock Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or stockholders may alter or impair any option or stock purchase right previously granted under the Stock Plan without the written consent of the optionee. Unless terminated earlier, the Stock Plan shall terminate ten years from the date of its approval by the stockholders or the Board of Directors, whichever is earlier.

Certain Federal Income Tax Consequences

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of PeoplePC. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of PeoplePC is subject to tax withholding by PeoplePC. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to our right to repurchase the stock upon the purchaser’s termination of employment with PeoplePC. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by PeoplePC. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of PeoplePC.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights, and PeoplePC with respect to the grant and exercise of options and stock purchase rights under the Stock Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee’s or consultant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Required Vote and Board of Directors’ Recommendation

At the Annual Meeting, the stockholders are being asked to approve an amendment to the 2000 Stock Plan to increase the Section 162(m) limits from 40,000,000 shares to 50,000,000 shares. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposed amendment to the 2000 Stock Plan. The effect of an abstention is the same as a vote against approval of the amendment. Should such stockholder approval not be obtained, then the 2000 Stock Plan will remain unchanged and option grants will continue to be made pursuant to the provisions of the 2000 Stock Plan in effect prior to the amendment summarized in this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2000 STOCK PLAN.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit our consolidated financial statements for the fiscal year ending December 31, 2002. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this appointment by the stockholders. Notwithstanding the appointment, the Board of Directors, in its discretion, may direct the appointment of new independent accountants at any time during the year if the Board of Directors feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its appointment.

PricewaterhouseCoopers LLP has audited our financial statements annually since 1999. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

Fee Disclosure

Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of PeoplePC’s annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in PeoplePC’s Quarterly Reports on Form 10-Q for that year were approximately $415,000.

All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to PeoplePC, other than for services described above, for the year ended December 31, 2001 were approximately $237,000. These other services consisted of tax-related services, such as tax compliance and consultations on tax matters.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The following Summary Compensation Table sets forth information regarding the compensation that we paid during the last three fiscal years to our Chief Executive Officer and each of our four most highly compensated executive officers who earned more than $100,000 in the fiscal year ended December 31, 2001.

		Annual Compensation				Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary($)		Bonus($)		Awards Securities Underlying Options(#)	All Other Compensation($)
Nick Grouf Chairman of the Board Chief Executive Officer	2001 2000 1999	$ $ $	204,167 150,000 126,731	$ $	130,955 158,729 —	— — —	— — —
Daniel Kohler Chief Operating Officer	2001 2000 1999	$ $ $	336,710 300,000 131,154		$95,000 — —	— 850,000 800,000	— — —
Charles P. Ortmeyer Senior Vice President and General Counsel	2001 2000 1999	$ $	225,000 117,692 —	$ $	80,000 3,000 —	— 625,000 —	— — —
Mary E. Humiston Chief Administrative Officer	2001 2000 1999	$ $ $	225,000 156,250 30,962		$33,500 — —	— 150,000 300,000	— — —
Michael Glogowsky Chief Financial Officer	2001 2000 1999	$ $ $	192,917 114,583 18,718		$91,750 — —	30,000 100,000 150,000	— — —

Option Grants in Last Fiscal Year

The following table provides information relating to stock options awarded during the fiscal year ended December 31, 2001 to our Chief Executive Officer and each of our four most highly compensated executive officers who earned more than $100,000 during fiscal year ended December 31, 2001. All such options were awarded under PeoplePC’s 1999 and 2000 Stock Plan.

	Individual Grants				Potential Realizable Value At Assumed Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted(#)(2)	Percent of Total Options Granted to Employees in Fiscal 2001(%)	Exercise Price Per Share($)(3)(4)	Expiration Date	5%($)	10%($)
Nick Grouf	0	—	—	—	—	—
Daniel Kohler	0	—	—	—	—	—
Mary E. Humiston	0	—	—	—	—	—
Charles P. Ortmeyer	0	—	—	—	—	—
Michael Glogowsky	30,000	1.1	0.31	05/31/11	6,300	15,000

(1)
Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect PeoplePC’s estimate of future price growth.

(2)
 1/4th of such shares are released from our repurchase option one year from the release start date and a further  1/48th of such shares are subsequently released from our repurchase option each month thereafter.

(3)	Options were granted at an exercise price equal to the fair market value of our common stock on the date of grant.

(4)
Exercise price may be paid in cash, check, promissory note, by delivery of already-owned shares of PeoplePC’s common stock subject to certain conditions, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to PeoplePC amount of sale or loan proceeds required to pay the exercise price, a reduction in the amount of any PeoplePC liability to an optionee, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth, as to our Chief Executive Officer and each of our four most highly compensated executive officers who earned more than $100,000 during fiscal year ended December 31, 2001, certain information concerning the number of shares acquired upon the exercise of stock options during the last fiscal year and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2001. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock as of December 31, 2001.

			Number of Securities Underlying Unexercised Options at December 31, 2001		Value of Unexercised In-the-Money Options at December 31, 2001($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Nick Grouf	0	—	—	—	—	—
Daniel Kohler	0	—	250,000	—	—	—
Mary E. Humiston	0	—	90,000	—	—	—
Charles P. Ortmeyer	0	—	625,000	—	—	—
Michael Glogowsky	0	—	80,000	—	—	—

(1)	Fair market value of our common stock at fiscal year-end ($0.225 based on the last reported sale price of our common stock on December 31, 2001) minus the exercise price.

(2)	Fair market value of our common stock on the date of exercise minus the exercise price.

The 1999 and 2000 Stock Plans provide that in the event we merge with or into another corporation, or we sell all or substantially all of our assets, each outstanding option shall be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, then all outstanding options will become fully vested and exercisable.

The 2000 Employee Stock Purchase Plan provides that in the event we merge with or into another corporation, or we sell all or substantially all of our assets, each outstanding option shall be assumed or substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, then any purchase periods in progress will be shortened by setting a new exercise date, and any offering periods then in progress shall end on the new exercise date.

For information regarding stock options granted to executive officers since December 31, 2001, see “Certain Relationships and Related Transactions.”

Employment-Related Contracts

We have employment agreements with our Chief Executive Officer and each of our four most highly compensated executive officers under which the employee would be entitled to receive monthly incentive bonuses for those calendar months, if any, in which the employee meets specified individual performance targets. If the employee is terminated without Cause, as defined in the agreement, or resigns from his or her position for Good Reason, as defined in the agreement, we will provide a severance payment to the employee equivalent to a certain number of months, depending on the employee’s position, of the employee’s base salary on his or her last day of employment.

We are currently discussing with our Chief Executive Officer the terms of an employment contract that provides for annual salary, performance bonuses, stock option grants, and severance payments in certain situations. These discussions have not been concluded.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stock Option Grants to Executive Officers and Directors

The table below summarizes recent option grants to our executive officers and directors under our 2000 Stock Plan following the fiscal year ending December 31, 2001.

Officer, Directors and 5% Stockholders	Start Date for Release from Repurchase Option	Number of Shares Optioned		Number of Optioned Shares Exercised to Date	Aggregate Purchase Price(1)
Nick Grouf(2)	01/28/02	43,740,000	(4)	0	$6,561,000
Daniel Kohler(2)	01/28/02	10,500,000		0	$1,575,000
Mary Humiston(2)	01/28/02	1,700,000		0	$255,000
Charles Ortmeyer(2)	01/28/02	2,500,000		0	$375,000
Michael Glogowsky(2)	01/28/02	1,700,000		0	$255,000
Michael J. Price(3)	01/28/02	8,000,000		0	$1,200,000
John Sculley(3)	01/28/02	8,000,000		0	$1,200,000

(1)	Assumes exercise to purchase all shares subject to the option at an exercise price of $0.15 per share.

(2)
 1/36th of the shares are released from our repurchase option each month from the release start date. In addition, upon a change of control, an additional 12.5% of shares that continue to be subject our right of repurchase shall be immediately released from our repurchase option.

(3)
 1/4th of such shares are released from our repurchase option six months from the release start date, an additional  1/4th of such shares are released from our repurchase option twelve months from the release start date and the remaining  1/2 of such shares will be subsequently released from our repurchase option ratably over 36 months. In addition, upon an involuntary termination following a change of control, all shares that continue to be subject to our right of repurchase shall be immediately released from our repurchase option.

(4)
3,740,000 of the shares underlying this option are contingent upon stockholder approval of the amendment to the 2000 Stock Plan to increase the 162(m) limits from 40,000,000 shares to 50,000,000 shares.

Series B Preferred Stock

On December 17, 2001, we sold 4,375,000 shares of Series B Preferred Stock at $5.00 per share (the “Private Placement”). Pursuant to the terms of a Registration Rights Agreement dated December 17, 2001, we were required to file a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of the common stock issuable upon conversion of the Series B Preferred Stock. The registration statement on Form S-3 was filed with the SEC on January 16, 2002. The registration statement, as amended on April 1, 2002, was declared effective by the SEC on April 2, 2002. The purchasers of the Series B Preferred Stock included, among others:

Investor	Shares of Series B Preferred Stock	Shares of Common Stock upon Conversion(1)	Aggregate Purchase Price
SOFTBANK Technology Ventures Entities (2)	50,000	5,000,000	$250,000
SOFTBANK Capital Partners LP (3)	3,600,000	360,000,000	$18,000,000

(1)	Each share of Series B Preferred Stock was converted into one hundred shares of common stock upon stockholder approval obtained at a special meeting of the stockholders held on February 19, 2002.

(2)	Represents purchase on December 17, 2001 of:

•	49,060 Series B shares by SOFTBANK Technology Ventures IV LP; and
•	940 Series B shares by SOFTBANK Technology Advisors Fund LP.

(3)	Represents purchase on December 17, 2001 of:

•	1,799,928 Series B shares by SOFTBANK Capital Partners LP;
•	1,769,004 Series B shares by SOFTBANK Capital LP; and
•	31,068 Series B shares by SOFTBANK Capital Advisors Fund LP.

STV IV LLC is the general partner of SOFTBANK Technology Ventures IV LP and SOFTBANK Technology Advisors Fund LP; accordingly, securities owned by SOFTBANK Technology Ventures IV LP and SOFTBANK Technology Advisors Fund LP may be regarded as being beneficially owned by STV IV LLC. Mr. Bradley A. Feld, a member of our Board of Directors, is a managing directors of STV IV LLC.

SOFTBANK Capital Partners LLC is the general partner of SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP; accordingly, securities beneficially owned by SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP may be regarded as being beneficially owned by SOFTBANK Capital Partners LLC. Securities beneficially owned by SOFTBANK Capital Partners LLC may be regarded as being beneficially owned by Mr. Ronald D. Fisher, a member of our Board of Directors.

Employment Contracts with Executive Officers

We have employment agreements with our Chief Executive Officer and each of our four most highly compensated executive officers under which the employee would be entitled to receive monthly incentive bonuses for those calendar months, if any, in which the employee meets specified individual performance targets. If the employee is terminated without Cause, as defined in the agreement, or resigns from his or her position for Good Reason, as defined in the agreement, we will provide a severance payment to the employee equivalent to a certain number of months, depending on the employee’s position, of the employee’s base salary on his or her last day of employment.

We are currently discussing with our Chief Executive Officer the terms of an employment contract that provides for annual salary, performance bonuses, stock option grants, and severance payments in certain situations. These discussions have not been concluded.

Contract with SOFTBANK Corp.

During June 2001, we entered into negotiations for a contract with SOFTBANK Corp., under which we would perform certain development work on a time and material basis. We recognized $0.9 million in revenue for the year ended December 31, 2001 related to this agreement.

SOFTBANK Capital Partners LLC is the general partner of SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP; accordingly, securities beneficially owned by SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP may be regarded as being beneficially owned by SOFTBANK Capital Partners LLC. Securities beneficially owned by SOFTBANK Capital Partners LLC may be regarded as being beneficially owned by Mr. Ronald D. Fisher, a member of our Board of Directors.

SOFTBANK Capital Partners LLC is affiliated with SOFTBANK Capital Partners Investment Inc., which is a wholly-owned subsidiary of SOFTBANK Holdings Inc. SOFTBANK Holdings Inc. is a wholly-owned subsidiary of SOFTBANK Corp.

Put Option Transaction

Under a Put Option Agreement dated May 30, 2001, @viso Limited is entitled to sell all or a portion of its shares of PeoplePC Europe N.V. to the Company in exchange for shares of PeoplePC common stock. Under this arrangement, @viso Limited is entitled to receive between 13,750,000 and 29,146,132 shares of PeoplePC common stock based on a formula and the date of exchange. SOFTBANK Capital Partners LP is entitled to exercise its warrant to purchase convertible preferred stock in PeoplePC Europe N.V. The exercise price of the warrant is $7.1 million, $2.05 per share of PeoplePC common stock, and as a result it is unlikely that the warrant will be exercised in the foreseeable future. If the warrant were exercised, SOFTBANK Capital Partners LP would be entitled to sell all or a portion of its shares of PeoplePC Europe N.V. to us in exchange for PeoplePC stock. Under this arrangement, SOFTBANK Capital Partners LP would be entitled to receive between 1,850,000 and 3,481,928 shares of PeoplePC capital stock based on a formula and the date of exchange. These put options will terminate in April 2006.

SOFTBANK Capital Partners LLC is the general partner of SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP; accordingly, securities beneficially owned by SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP may be regarded as being beneficially owned by SOFTBANK Capital Partners LLC. Securities beneficially owned by SOFTBANK Capital Partners LLC may be regarded as being beneficially owned by Mr. Ronald D. Fisher, a member of our Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms furnished to us, or written representations from certain reporting persons, we believe that during fiscal year 2001 all the reporting persons complied with the filing requirements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Compensation Committee was formed on March 30, 2000, and the members of the Compensation Committee are Messrs. Sculley and Feld. No interlocking relationship exists between any member of our Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of PeoplePC or its subsidiaries.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

During the fiscal year ended December 31, 2001, PeoplePC’s executive compensation program was approved by the Compensation Committee and the Board of Directors. The following is the report of the Compensation Committee with respect to the compensation paid to executive officers during fiscal year 2001.

Compensation Philosophy

PeoplePC’s philosophy in setting its compensation policies for executive officers is to maximize stockholder value over time. The primary goal of the executive compensation program is therefore to closely align the interests of the executive officers with those of our stockholders. To achieve this goal we attempt to ensure that (i) there is an appropriate relationship between executive compensation and the creation of stockholder value, (ii) the total compensation program will motivate, retain and attract executives of outstanding abilities, and (iii) current cash and equity incentive opportunities are competitive with comparable companies.

The compensation program for the executive officers consists of the following components: base salary, long-term stock option incentives and incentive bonuses.

Base Salary

The Compensation Committee reviewed and approved fiscal year 2001 base salaries for the executive officers at the beginning of the fiscal year. Base salaries were established by the Compensation Committee based upon competitive compensation data for similarly situated companies, the executive’s job responsibilities, level of experience, individual performance and contribution to the business. Executive officer salaries have been targeted at the average rates paid by competitors to enable us to attract, motivate, reward and retain highly skilled executives. In order to evaluate PeoplePC’s competitive posture in the industry, the Compensation Committee reviewed and analyzed the compensation packages, including base salary levels, offered by other similarly situated companies. In making base salary decisions, the Compensation Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.

Long-Term Stock Option Incentives

PeoplePC provides its executive officers with long-term incentive compensation through grants of stock options under the 1999 and 2000 Stock Plan and otherwise. The Compensation Committee believes that stock options provide executive officers with the opportunity to purchase and maintain an equity interest in PeoplePC and to share in the appreciation of the value of its common stock. The Compensation Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of PeoplePC. All options granted to executive officers in fiscal year 2001 were granted at an exercise price that was at the fair market value of our common stock on the date of grant. The Compensation Committee considers the grant of each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of long-term strategic performance goals. Long-term incentives granted in prior years are also taken into consideration. Typically, the Compensation Committee has sole discretion in the approval of stock option grants; however, from December 17, 2001 through December 31, 2001, stock option grants were approved by the entire Board of Directors to ensure compliance with Rule 16(b)(3) of the Securities and Exchange Act of 1934, as amended.

Incentive Bonuses

Our executive officers are entitled to receive monthly incentive bonuses for those calendar months, if any, in which the executive officer meets specified individual performance targets.

Chief Executive Officer Compensation

Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer’s target base pay level has been analyzed using data for comparable companies. Mr. Grouf receives no other material compensation or benefits not provided to all executive officers. We are currently discussing with our Chief Executive Officer the terms of an employment contract that provides for annual salary, performance bonuses, stock option grants, and severance payments in certain situations. The performance bonuses under discussion relate to the attainment by PeoplePC of certain objective financial goals. These discussions have not been concluded.

Submitted by the PeoplePC Compensation Committee:

Bradley A. Feld
John Sculley

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The primary role of the Audit Committee is to provide oversight and monitoring of PeoplePC management and the independent accountants and their activities with respect to the PeoplePC’s financial reporting process. The Board of Directors has determined that each member of the Audit Committee is “independent” as required by the listing standards of the Nasdaq SmallCap Market. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included in this Proxy Statement as Annex A. In the performance of its oversight function, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•
discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect;

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect; and

•
considered whether the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has discussed with PricewaterhouseCoopers LLP their independence.

Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PeoplePC’s Annual Report on Form 10-K for the year ended December 31, 2001.

Submitted by the PeoplePC Audit Committee:

John Sculley
Michael J. Price
Bradley A. Feld

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total return to stockholders on our common stock, the Nasdaq Stock Market Index, and the JP Morgan H&Q Internet 100 Index. The graph assumes the investment of $100 in PeoplePC Inc. common stock on August 16, 2000, the date of our initial public offering. The comparisons shown in the graph below are based upon historical data. We caution that the stock price performance shown in the graph below is not indicative of, and not intended to forecast, the potential future performance of our common stock. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but PeoplePC is not responsible for any errors or omissions in such information.

COMPARISON OF 16 MONTH CUMULATIVE TOTAL RETURN AMONG PEOPLEPC INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE JP MORGAN H&Q INTERNET 100 INDEX

	Cumulative Total Return
	8/16/00	12/31/00	12/31/01
PEOPLEPC INC.	100.00	7.50	2.25
NASDAQ STOCK MARKET (U.S.)	100.00	63.58	50.44
JP MORGAN H&Q INTERNET 100	100.00	51.61	33.21

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2002, by the following individuals or groups:

•	each person, or group of affiliated persons, that we know beneficially owns more than 5% of our outstanding stock;

•	each of our current directors;

•	our Chief Executive Officer and each of our four most highly compensated executive officers in the fiscal year ended December 31, 2001; and

•	all of our executive officers and directors as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares that the individual has the right to acquire within 60 days of March 31, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Except as otherwise noted, the address for each stockholder on this table is c/o PeoplePC Inc., 100 Pine Street, Suite 1100, San Francisco, California 94111.

The percentage of beneficial ownership is based on 551,502,422 shares of common stock outstanding as of March 31, 2002.

Name	Number of Shares	Approximate Percentage Ownership
5% Stockholders
Entities affiliated with SOFTBANK Corp.(1)	415,004,784	71.2%
c/o Ronald D. Fisher 1188 Centre Street Newton, MA 02459

Beny Alagem	60,000,000	10.9%
c/o Sam Surloff 2842 Motor Avenue Los Angeles, CA 90064

Directors and Executive Officers
Ronald D. Fisher(1)	415,004,784	71.2%
1188 Centre Street Newton Center, MA 02459

Bradley A. Feld(2)	22,977,004	4.2%
200 N. Evelyn Street, Suite 200 Mountain View, CA 94043

Nick Grouf(3)	62,301,334	10.47%

John Sculley(4)	13,327,526	2.4%
90 Park Avenue, 32nd Floor New York, NY 10016

Name	Number of Shares	Approximate Percentage Ownership
Michael Price(5) Evercore Partners 65 East 55th Street, 33rd Floor New York, NY 10022	9,220,000	1.7%

Lee Feldman	0	*

Dan Kohler(6)	12,230,000	2.2%

Charles P. Ortmeyer(7)	3,125,000	*

Mary E. Humiston(8)	2,150,000	*

J. Michael Glogowsky(9)	1,980,000	*

All directors and executive officers as a group (10 persons)	540,335,648	79.9%

*	Less than 1%

(1)
Includes 191,597,963 shares held by SOFTBANK Capital Partners LP, over which SOFTBANK Capital Partners LP shares voting and dispositive power as described below, 188,306,066 shares held by SOFTBANK Capital LP, over which SOFTBANK Capital LP shares voting and dispositive power as described below, and 3,425,173 shares held by SOFTBANK Capital Advisors Fund LP, over which SOFTBANK Capital Advisors Fund LP shares voting and dispositive power as described below. SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP each have shared voting and dispositive power over their respective shares. Also includes up to 3,334,226 shares issuable to SOFTBANK Capital Partners LP upon exercise of a warrant to purchase shares of PeoplePC Europe NV Series A Preferred Stock and upon the subsequent exercise of a put option to sell the shares of PeoplePC Europe NV Series A Preferred Stock to the Company in exchange for the Company’s common stock; as described below, SOFTBANK Capital Partners LP shares voting and dispositive power over up to the entire amount of these shares; SOFTBANK Capital LP shares voting and dispositive power over up to 1,638,405 of these shares and SOFTBANK Capital Advisors Fund shares voting and dispositive power over up to 28,774 of these shares. Also includes up to 28,341,356 shares issuable to @viso Limited, a joint venture of which 50% is owned by SB Holdings (Europe) Ltd., upon exercise of the put option held by @viso Limited pursuant to a Put Option Agreement signed on May 30, 2001; SB Holdings (Europe) Ltd. shares voting and dispositive power over up to the entire amount of these shares.

SOFTBANK Capital Partners LLC is the general partner of SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP; accordingly, securities beneficially owned by SOFTBANK Capital Partners LP, SOFTBANK Capital LP and SOFTBANK Capital Advisors Fund LP may be regarded as being beneficially owned by SOFTBANK Capital Partners LLC. Securities beneficially owned by SOFTBANK Capital Partners LLC may be regarded as being beneficially owned by SOFTBANK Capital Partners Investment Inc., Mr. Ronald D. Fisher and Mr. Charles R. Lax. In addition, because Mr. Charles R. Lax is a managing director of STV IV LLC, he may be regarded as being the beneficial owner of the securities beneficially owned by STV IV LLC, as described in footnote 3 hereto. SOFTBANK Capital Partners Investment Inc. is a wholly-owned subsidiary of SOFTBANK Holdings Inc.; accordingly, securities beneficially owned by SOFTBANK Capital Partners Investment Inc. may be regarded as being beneficially owned by SOFTBANK Holdings Inc. SOFTBANK Holdings Inc. and SB Holdings (Europe) Ltd. are wholly-owned subsidiaries of SOFTBANK Corp.; accordingly, securities beneficially owned by SOFTBANK Holdings Inc. and SB Holdings (Europe) Ltd. may be regarded as being beneficially owned by SOFTBANK Corp. Securities beneficially owned by SOFTBANK Corp. may be regarded as being beneficially owned by Mr. Masayoshi Son, the President and Chief Executive Officer of SOFTBANK Corp. Each of the above persons and entities has shared voting power over the shares of which it may be regarded as being a beneficial owner; each of the above persons and entities has shared dispositive power over the shares of which it may be regarded as being a beneficial owner. Mr. Ronald D. Fisher serves on our Board of Directors. Mr. Ronald D. Fisher does not hold any options to purchase any shares of our capital stock.

(2)
Includes 22,545,036 shares held by SOFTBANK Technology Ventures IV LP, over which SOFTBANK Technology Ventures IV LP shares voting and dispositive power as described below, and 431,968 shares held by SOFTBANK Technology Advisors Fund LP, over which SOFTBANK Technology Advisors Fund LP shares voting and dispositive power as described below.

STV IV LLC is the general partner of SOFTBANK Technology Ventures IV LP and SOFTBANK Technology Advisors Fund LP; accordingly, securities owned by SOFTBANK Technology Ventures IV LP and SOFTBANK Technology Advisors Fund LP may be regarded as being beneficially owned by STV IV LLC. Mr. Bradley A. Feld, Mr. Charles R. Lax, Ms. Jo Ann Heidi Roizen, Mr. D. Rex Golding, Mr. E. Scott Russell and Mr. Gary E. Rieschel are managing directors of STV IV LLC; accordingly, securities owned by STV IV LLC may be regarded as being beneficially owned by Mr. Bradley A. Feld, Mr. Charles R. Lax, Ms. Jo Ann Heidi Roizen, Mr. D. Rex Golding, Mr. E. Scott Russell and Mr. Gary E. Rieschel. In addition, because of Mr. Charles R. Lax’s interest in SOFTBANK Capital Partners LLC, Mr. Charles R. Lax may be regarded as being the beneficial owner of the securities beneficially owned by SOFTBANK Capital Partners LLC as described in footnote 1 hereto. Mr. Bradley A. Feld may be regarded as being the beneficial owner of 22,977,004 shares of common stock, over which he has shared voting and dispositive power. Mr. Bradley A. Feld does not hold any options to purchase any shares of our capital stock.

(3)
Includes 18,561,334 shares issued pursuant to a restricted stock purchase agreement. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 43,740,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. 3,740,000 of the shares underlying the options are contingent upon stockholder approval of the amendment to the 2000 Stock Plan to increase the 162(m) limits from 40,000,000 shares to 50,000,000 shares.

(4)
Includes 1,020,000 shares issued upon exercise of options granted in July 1999. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 8,000,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. The number of shares beneficially owned by Mr. Sculley also includes 4,307,526 shares held by Sculley Brothers LLC. Mr. Sculley, a partner of Sculley Brothers LLC, serves on our Board of Directors.

(5)
Includes 1,060,000 shares issued upon exercise of options granted in July 1999. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 8,000,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. The number of shares beneficially owned by Mr. Price also includes 80,000 shares held as custodian for Attie Price and 80,000 shares held as custodian for Jeffrey Price under the NJUTMA.

(6)
Includes 1,480,000 shares issued upon exercise of options granted in August 1999 and February 2000. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 10,750,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. If exercised, a portion of these shares are subject to repurchase by us, which right lapses progressively over time.

(7)
Includes 3,125,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. If exercised, a portion of these shares are subject to repurchase by us, which right lapses progressively over time.

(8)
Includes 360,000 shares issued upon exercise of options granted in October 1999 and February 2000. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 1,790,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. If exercised, a portion of these shares are subject to repurchase by us, which right lapses progressively over time.

(9)
Includes 200,000 shares issued upon exercise of options granted in October 1999 and February 2000. A portion of these shares are subject to repurchase by us, which right lapses progressively over time. Also includes 1,780,000 shares issuable upon exercise of outstanding options within 60 days of March 31, 2002. If exercised, a portion of these shares are subject to repurchase by us, which right lapses progressively over time.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC’s Public Reference Room in Washington, D.C. can be obtained by calling the SEC at 1-800-SEC-0330.

The SEC also maintains an Internet site that contains reports, proxy statements and other information about issuers, such as the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You can also inspect reports, proxy statements and other information about PeoplePC at the offices of the Nasdaq Stock Market, 1735 K Street, N.W., Washington, DC 20006.

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. This document incorporates by reference the documents set forth below that we have previously filed with the SEC and documents that we may file with the SEC between the date of this Proxy Statement and the date of the Annual Meeting. These documents contain important information about PeoplePC and its finances:

•	Annual Report on Form 10-K for fiscal year ended December 31, 2001.

You can obtain any of the documents incorporated by reference in this document from PeoplePC, or from the SEC through the SEC’s web site at the address described above. Documents incorporated by reference are available from PeoplePC without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this Proxy Statement. Requests should be sent to Investor Relations, PeoplePC, Inc., 100 Pine Street, Suite 1100, San Francisco, California 94111.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS. PEOPLEPC HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED APRIL 30, 2002. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE PEOPLEPC STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY

OTHER MATTERS

We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the proxy holders named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

TH	E BOARD OF DIRECTORS

San Francisco, California
April 30, 2002

ANNEX A

Audit Committee Charter
of the Board of Directors
of
PeoplePC Inc.

I.	MISSION STATEMENT

This Charter specifies the scope of the Audit Committee’s (the “Committee”) responsibilities, and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing and reporting upon: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Review and appraise the audit efforts and independence of the Company’s auditors.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.     STRUCTURE AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such director:

(a) Is not an employee of the Company.

(b) Is not a member of the immediate family of an executive officer of the Company, or any of its affiliates, who currently serves in that role or did so during the past three years.

(c) Has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service).

(d) Has not conducted business with the Company as a partner, controlling shareholder, or executive officer of another for-profit business involving payments to or from the Company that exceed the greater of: (i) 5% of either the Company’s or the for-profit organization’s consolidated gross revenues or, (ii) $200,000, in any of the past three (3) years (excluding payments arising solely from investments in the Company’s securities).

(e) Is not an executive of another corporation on whose compensation committee any of the Company’s current executives serve.

The Charter may allow for one director who is not deemed to be independent under the above criteria of c, d, or e. This override is allowed only if the Board, under exceptional and limited circumstances, determines that the membership of such director is in the best interests of the Company and its stockholders and discloses the nature of the relationship and the basis of such determination in the Company’s next annual proxy statement.

All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individuals financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III.     MEETINGS

As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should meet with the independent auditors and management quarterly to review the Company’s financial statements consistent with Section IV. 6. below.

IV.     PROCESSES

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.    Obtain the Board members’ approval of this Charter.

2.    Review and reassess the Charter’s adequacy periodically, but at least annually, as conditions dictate.

3.    Review the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

4.    Review the regular Management Letter to management prepared by the independent auditors and management’s response.

5.    Review related party transactions for potential conflicts of interests.

6.    Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company’s Form 10-Q. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors’ judgment quality of the Company’s accounting and any uncorrected misstatements as a result of the quarterly review by the independent auditors.

7.    Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are present.

Independent Auditors

8.    Recommend to the Board the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors.

9.    Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, and actively discuss with the independent auditors any disclosed relationships or services that may impact the independent auditors’ objectivity and independence (consistent with Independence Standards Board Standard No. 1).

10.    Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

11.    Review with the independent auditors their ultimate accountability to the Board and the Committee.

12.    Review and evaluate the performance of the independent auditors and approve any nomination or proposed discharge of the independent auditors when circumstances warrant.

13.    Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Processes

14.    In consultation with the independent auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

15.    Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to its financial reporting.

16.    Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

17.    Establish regular and separate systems of reporting to the Committee by both management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

18.    Following completion of the annual audit, review separately with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

19.    Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

20.    Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

21.    Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

Ethical and Legal Compliance

22.    Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

23.    Review management’s monitoring of the Company’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Company’s financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

24.    Review management’s monitoring of compliance with the Foreign Corrupt Practices Act.

25.    Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

26.    Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements.

27.    Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

28.    If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

Proxy Statement and NASD Reporting

29.    State in the annual proxy statement that the Committee has adopted a written charter and include a copy of this Charter as an appendix to the proxy statement once every three years.

30.    Include a report in the annual proxy statement, over the names of all Committee members, stating whether the Committee reviewed and discussed the audit financial statements with management, discussed with the independent auditors the matters requiring discussion, including but not limited to those matters required by the Statement of Auditing Standards No. 61, received the written disclosures and letter from the independent auditors as required by Independence Standards Board Standard No. 1, and based upon that review and discussion, recommended to the Board that the audited financial statements be included in the Form 10-K.

31.    Provide the NASD with a written confirmation, as necessary, regarding the structure and membership requirements (under Section II above) of the Committee including the minimum of three independent directors, the financial literacy of the Committee members, the determination that at least one of Committee members has accounting or financial expertise, and the annual review and reassessment of the adequacy of this Charter.

ANNEX B

FORM OF PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PEOPLEPC INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2002

The undersigned stockholder of PeoplePC Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement each dated April 30, 2002, and the undersigned revokes all prior proxies and appoints Nick Grouf and Charles P. Ortmeyer and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned and to vote all shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Hyatt Regency, 5 Embarcadero Center, San Francisco, California at 11:00 a.m., local time, and at any adjournment thereof, and instructs said proxies to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	TO ELECT TWO (2) CLASS II DIRECTORS TO SERVE FOR A THREE (3) YEAR TERM.

☐ FOR all nominees listed below (except as indicated)

☐ WITHHOLD

John Sculley
Ronald D. Fisher

☐
If you wish to withhold authority to vote for any individual nominee, write the name of the nominee on the line above

2.
TO APPROVE AN AMENDMENT TO THE COMPANY’S 2000 STOCK PLAN TO INCREASE THE INTERNAL REVENUE CODE SECTION 162(M) LIMITS ON THE NUMBER OF SHARES UNDERLYING OPTIONS AND STOCK PURCHASE RIGHTS GRANTED TO AN INDIVIDUAL EMPLOYEE IN ANY FISCAL YEAR OF THE COMPANY OR IN CONNECTION WITH AN INDIVIDUAL’S INITIAL EMPLOYMENT WITH THE COMPANY FROM 40,000,000 SHARES TO 50,000,000 SHARES.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

☐ FOR            ☐ AGAINST            ☐ ABSTAIN

BY EXECUTING THIS PROXY, THE UNDERSIGNED STOCKHOLDER GRANTS THE PROXIES, IN THEIR DISCRETION, THE ABILITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated: , 2002

Signature

Signature
(Note: This Proxy should be marked, dated and signed by the stockholder exactly as his/her name is printed at the left and returned promptly in the enclosed envelope. A person signing as an executor, administrator, trustee or guardian should so indicate and specify his/her title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held by joint tenants or a community property, all joint owners should sign)

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 a.m. on May 30, 2002

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

•	Follow the simple instructions the Voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/—/ – QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 a.m. on May 30, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above, to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it in the envelope provided to Georgeson Shareholder, Proxy Tabulation Department, P.O. Box 5009, South Hackensack, NJ 07606-9951.

PEOPLEPC INC.

2000 STOCK PLAN
(As amended*)

1.  Purposes of the Plan.    The purposes of this 2000 Stock Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.  Definitions.    As used herein, the following definitions shall apply:

(a)  “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Code” means the Internal Revenue Code of 1986, as amended.

(e)  “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(f)  “Common Stock” means the common stock of the Company.

(g)  “Company” means PeoplePC Inc., a Delaware corporation.

(h)  “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

*	Effective as of January 28, 2002.

1

(i)  “Director” means a member of the Board.

(j)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(n)  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)  “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)  “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

2

(q)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)  “Option” means a stock option granted pursuant to the Plan.

(s)  “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(t)  “Option Exchange Program” means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

(u)  “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

(v)  “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(w)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(x)  “Plan” means this 2000 Stock Option Plan.

(y)  “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

(z)  “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(aa)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(bb)  “Section 16(b) “ means Section 16(b) of the Exchange Act.

(cc)  “Service Provider” means an Employee, Director or Consultant.

(dd)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ee)  “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

(ff)  “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3

3.  Stock Subject to The Plan.    Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 142,031,898 Shares, plus the Shares available for future issuance under the PeoplePC Inc. 1999 Stock Option Plan (the “1999 Plan”), on the date the Securities and Exchange Commission declares the company’s registration statement effective and any Shares returned to the 1999 Plan.

The number of Shares reserved for issuance under the Plan shall increase annually on the first day of the Company’s fiscal year beginning in 2001 by an amount of Shares equal to the lesser of (i) 3,875,000 Shares, (ii) 4% of the outstanding Shares on such date or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.  Administration of the Plan.

(a)  Procedure.

(i)  Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)  Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)  Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)  Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)  Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

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(iii)  to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

(vii)  to institute an Option Exchange Program;

(viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)  to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

(xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

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(c)  Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

5.  Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.  Limitations.

(a)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)  Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)  The following limitations shall apply to grants of Options:

(i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 40,000,000 Shares.

(ii)  In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 40,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(iv)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

7.  Term of Plan.    Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8.  Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an

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Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9.  Option Exercise Price and Consideration.

(a)  Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(b)  Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

(c)  Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

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(iv)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)  any combination of the foregoing methods of payment; or

(viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.  Exercise of Option.

(a)  Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the

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Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)  Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)  Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate or, if none, by the person(s) entitled to exercise the Option under the Optionee’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)  Buyout Provisions.    The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.  Stock Purchase Rights.

(a)  Rights to Purchase.    Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

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(b)  Repurchase Option.    Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c)  Other Provisions.    The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)  Rights as a Stockholder.    Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

12.  Non-Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)  Changes in Capitalization.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

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(b)  Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.  Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

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15.  Amendment and Termination of the Plan.

(a)  Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

16.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations.    As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17.  Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.  Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.   Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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